Exhibit 99.1
Note No.__

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY OF ANY STATE PASSED UPON THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM. THE MEMORANDUM UNDER WHICH THE NOTE(S) HAVE BEEN OFFERED AND SOLD HAS NOT BEEN FILED WITH, OR REVIEWED BY, ANY FEDERAL, STATE OR OTHER REGULATORY AUTHORITY. THESE SECURITIES MAY NOT BE SOLD IN THE ABSENCE OF A REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE NOTES ARE NOT CONVERTIBLE UNTIL STOCKHOLDER APPROVAL IS OBTAINED OF THE STOCKHOLDER MATTER AS DEFINED HEREIN.

               SUBORDINATED PROMISSORY NOTE DUE DECEMBER 31, 2003

$__________                                                        June 27, 2003

     EMERGENT GROUP INC., a Nevada corporation (the "Company"), for value received, promises to pay to the order of_______________________________________
____________________________, or at the offices of the Company, the sum of $__________ on December 31, 2003 with interest from the date hereof on the unpaid principal hereof, according to the tenor hereof (hereinafter, the "Note", intending to be one of one or more similar "Notes"), at a rate of 6% per annum (retroactively increasing to 12% per annum if stockholders of the Company have not approved the "Stockholder Matter" as defined herein by the close of business on August 7, 2003) until such principal is paid in full or the Note is converted into common stock as described herein. Interest shall be payable at the earlier of the Maturity Date of the Note(s), Redemption Date of the Note(s)(as defined herein) or the Conversion Date of the Note(s) as defined herein). The interest payment shall be paid in cash or at the affirmative election of the holders of the Notes, in common stock of the Company based upon its then "Closing Sales Price" of its common stock as defined herein for a period of 10 consecutive trading days ending five business days before the due date of the interest payment. In no event will the Closing Sales Price be less than the "Floor Closing Sales Price" as defined herein. In the absence of trading in the Company's common stock for each of the aforementioned 10 days, the conversion price for the accrued but unpaid interest shall be equal to the Conversion Rate as defined herein. Interest shall be calculated on the basis of a 360-day year for actual days elapsed (all of the foregoing are hereinafter collectively called the "Obligations"). The Company has the right to prepay the Notes at any time without penalty.

     This Note was issued pursuant to a Confidential Private Placement Memorandum, dated April 14, 2003 (the "Memorandum") and delivered to the Lender. This Note is one of a series of Notes that have been delivered to investors in the Private Placement. With respect to the Company's prepayment right, the Company is not required to redeem the Notes on a pari passu basis.

                                    ARTICLE I
                            Subordination Provisions

     The Company for itself, its successors and assigns, covenants and agrees, and each holder of this Note, by his acceptance hereof, likewise covenants and agrees, that the payment of the principal of, premium (if any) and interest on, this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all "Senior Indebtedness," as that term is herein defined.

     In case of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company:

     (a) the holders of all Senior Indebtedness shall first be entitled to receive payment thereof in full, including all principal, premium, if any, and interest, or provision shall be made for such payment before the holder of this Note receives any payment upon the principal of, premium, if any, or interest on, indebtedness evidenced by this Note;

     (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Note would be entitled except for the subordination provisions hereof shall be paid and/or delivered by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of amounts remaining unpaid on account of the Senior Indebtedness held or represented by each to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness; and

     (c) in the event that notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of this Note before all Senior Indebtedness is paid in full or provision is made for such payment, such payment or distribution shall be held in trust for the benefit of and promptly paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

     Upon the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the unpaid principal of, premium, if any, and interest on this Note shall be paid in full. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, be deemed to be a payment by the Company to or on account of this Note. The subordination provisions of this Note are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holder of the Senior Indebtedness, on the other hand.

     Nothing contained herein is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal of (and premium, if any) and interest on this Note as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holder of this Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under the subordination provisions of this Note of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in the subordination provisions of this Note, the holder of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the liquidating trustee or agent or other person making any distribution to the holder of this Note for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to the subordination provisions of this Note.

     No payments on account of principal, premium, if any, or interest on this Note, shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds and interest on Senior Indebtedness has been made or duly provided for in money or money's worth. No payments on account of principal, premium, if any, or interest on this Note, shall be made if: (i) at the time of such payment or immediately after giving effect thereto, there shall exist under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued, any default or any condition, event or act, which with notice or lapse of time, or both, would constitute a default, or (ii) the Company shall have received from any holder of Senior Indebtedness or the representative of a holder of Senior Indebtedness written notice of the existence of any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default, or which would preclude the making of any payment by the Company with respect to the principal, premium, if any, or interest on this Note; in any such case unless and until such default shall have been cured or waived or shall have ceased to exist.

     Nothing contained in the subordination provisions of this Note, shall affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any such insolvency, bankruptcy, dissolution, winding up, liquidation or reorganization proceedings, and except during the continuance of any default specified in the immediately preceding paragraph (not cured or waived), payments at any time of principal of, and premium or interest on, this Note.

     The term "Senior Indebtedness" shall mean the principal of, and premium (if any) on, and interest on all indebtedness of the Company (other than the Notes), whether outstanding on the date of this Note or hereafter created for money borrowed by the Company or other monetary obligations of the Company (whether the same be evidenced by debentures or notes (other than the Notes) or evidenced by a letter of credit, loan agreement or an indenture or similar instrument) from, owing to, or guaranteed to, banks, trust companies, leasing companies, insurance companies or other institutional lenders and any renewal, extension refunding, amendment or modifications of any such Senior Indebtedness, including without limitation of the foregoing, purchase money mortgages, mortgages made or given or guaranteed by the Company as mortgagor or guarantor, and assumed or guaranteed mortgages, upon property, but excluding any indebtedness to trade creditors or suppliers on open account for work, labor, services and materials and excluding any indebtedness which by the terms of the instrument creating or evidencing the same is stated to be not superior in right of payment to the Notes. During the continuation of any default in the payment of principal or interest on any Senior Indebtedness, no payment of principal or interest may be made by the Company on the Notes. This Note contains no limitation on the amount of additional Senior Indebtedness or other indebtedness that may be issued or incurred. However, the Company will not incur indebtedness that is senior to this Note other than Senior Indebtedness.

     The transferability of the Notes is restricted under the Federal and State Securities Laws.

     No sale, offer to sell or transfer of this Note shall be made unless a registration statement under the Federal Securities Act of 1933, as amended, with respect to such securities is then in effect or an exemption from the registration requirement of such Act is then in fact applicable to such transfer.


                                   ARTICLE II
                                   Definitions

1. Closing Sales Price - shall mean the value of the Company's Common Stock at the close of business based upon the following: (i) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices on the OTC Bulletin Board or by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock as reported by the OTC Bulletin Board or a recognized quotation service, or (ii) if the shares of Common Stock shall be then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange or NASDAQ Stock Market. Notwithstanding anything contained herein to the contrary, the "Closing Sales Price" shall not be less than $.01 per pre-split share ($.40 per post-split share) ("the Floor Closing Sales Price") for purposes of determining the number of shares of Common Stock that may be issued in lieu of interest, at the affirmative election of the holders of the Notes.

2. Conversion Date - shall mean the close of business on the effective date of the Reverse Stock Split.

3. Conversion Rate - shall mean every two dollars of principal shall be automatically converted at the Conversion Date into five post-split shares (which is equivalent to 100 pre-split shares) of Common Stock of the Company, subject to adjustment as described in Article 6.7.

4. Redemption Date - shall be as defined in Article III.

5. Reverse Stock Split - shall mean a one-for-forty reverse stock split. The effective date of the Reverse Stock Split shall be a date established by the Company's Board of Directors.

6. Stockholder Matters - shall mean stockholder approval of a proposed one-for-40 reverse stock split and proportionate change in par value from $.001 per share to a new par value of $.04 per share by a majority of the holders of the outstanding shares of the Company's Common Stock.

                                   ARTICLE III
                                   Redemption

     3.1 The Company may, at its option, at any time, redeem this Note in whole and not in part, at 100% of the face value of this Note by giving written notice to the holders of this Note to that effect at least seven days prior to the date of redemption (the "Redemption Date").

     Notice of redemption to the holders of the Notes to be redeemed shall be mailed by the Company by first class mail, postage prepaid, at least seven days prior to the Redemption Date, to the holders of Notes, which are to be redeemed, at their last addresses as they shall appear in the books of Registration, but failure of a Note holder to receive such notice shall not affect the validity of the proceedings for the redemption of any of the Notes.

     3.2 Upon the giving of notice of redemption as above provided, the Notes to be redeemed shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date fixed for redemption (unless the Company shall make default in the payment of such Notes at the redemption, interest on the Notes so called for redemption shall cease to accrue and such Notes shall be deemed not to be outstanding.

                                   ARTICLE IV
                                  Voting Rights

     4.1 The holders of shares of the Common Stock issued and outstanding, except as otherwise provided by law or by the Company's Certificate of Incorporation, have and possess the exclusive right to notice of stockholders' meetings, and the exclusive voting rights and powers, and the holder of this Note shall not be entitled to notice of any stockholders' meetings or possess any right to vote upon the election of directors or upon any other matter.

                                    ARTICLE V
                                     Default

     5.1 The Company waives protest, demand for payment, notice of default or non-payment to the Lender and to any party liable upon or any guarantor, surety or indemnitor for the Obligation. The Company consents that the Obligation of any party for or upon any liability may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, settled or released by Lender, without affecting the liability of the Company upon Obligation. Lender shall not be liable for failure to collect or realize upon any Obligation, or for any delay in so doing, nor shall Lender be under any obligation to take any action with regard thereto.

     5.2 The holders of not less than 50% by principal amount of all Notes issued by the Company in connection with the Private Placement, may consent to change (i) the Conversion Rate of the Notes if a change in the Conversion Rate is deemed necessary by the holders of the Notes to obtain stockholder approval of the Stockholder Matter or (ii) any other provisions of the Notes, except for the principal amount of the Notes.

     The holders of not less than fifty (50%) percent of the principal amount of the Notes then outstanding by notice in writing sent by registered mail to the Company may declare the principal amount of all the Notes outstanding to be forthwith due and payable, and upon any such declaration the same shall become immediately due and payable, in the following events:

        (a) If default shall be made in the payment of any installment of interest on any of the Notes when and as the same shall become due and payable, as herein provided, after allowance for a grace period of thirty (30) days and such default shall continue for a period of an additional thirty (30) days after written notice is received by the Company from the Note holders; or

        (b) If default shall be made in the payment of the principal of any of the Notes when and as the same shall become due and payable; or

        (c) If the Company shall institute proceedings for voluntary bankruptcy, or shall apply for or consent to the appointment of a receiver for itself or any of its property, or shall make an assignment for the benefit of its creditors, or shall go into voluntary liquidation or be dissolved, or shall admit in writing its inability to pay its debts generally as they mature, or shall institute proceedings for reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other applicable law, or shall file an answer in any such proceedings against it joining in seeking such relief or not objecting thereto; or

        (d) If an order, judgment or decree shall have been made for the appointment of a receiver of the Company or of a substantial part of its property, or approving a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Company under any bankruptcy, insolvency or other applicable law, or adjudging the Company to be bankrupt or insolvent, and such order, judgment or decree shall remain in force for sixty
(60) days without any stay thereof.

        (e) If one or more judgments, decrees or orders for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Company and/or its subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

     5.3 Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any rights or remedies hereunder. No waiver shall be valid unless signed by Lender. Any waiver by Lender on any occasion shall not bar any right or remedy which Lender would otherwise have had on any future occasion. No executory agreement, unless signed by Lender, and no course of dealing between the Company and Lender, shall be effective to modify or discharge, in whole or in part, this Note. All rights and remedies of Lender shall be cumulative and may be exercised singly or concurrently.

     5.4 Any notice to Lender shall be deemed effective when received by the Lender at the address of the Lender set forth above. Lender and the Company, in any litigation relating to any Obligation waive trial by jury and the Company, in addition, waives the right to interpose any set-off or counterclaim of any nature or description.

     5.5 Except as set forth under 4.2(b),(c),(d) and (e), notwithstanding anything herein to the contrary, the Company shall not be deemed in default under this Note unless it has received notice of the default from one or more of the Note holders and such default shall continue for a period of an additional thirty (30) days after written notice is received by the Company from the Note holders.

                                   ARTICLE VI
                          Conversion of Promissory Note

     6.1 Subject to the receipt of stockholder approval of the Stockholder Matter (as defined in Article II), every two dollars of principal of the Notes shall automatically convert into Common Stock of the Company at the Conversion Rate (as defined in Article II) as of the close of business on the Conversion Date (as defined in Article II).

     For the purpose of this Article, the term "Common Stock" shall mean the capital stock of the Company of the class authorized and designated as Common Stock at the date hereof or as such stock may, by change or reclassification, be constituted from time to time.

     6.2 Upon receipt of stockholder approval of the Stockholder Matter, notice shall be given to each holder of the Notes to immediately surrender the original Notes to the Company at its principal executive office for conversion of the Notes on the Conversion Date. Notes that are not surrendered to the Company by the Conversion Date shall result in the Company issuing the Common Stock in the name of each Note holder of record and holding in its possession the Common Stock shares until the original Notes are received by the Company or an affidavit of lost Note(s) and indemnity agreement is received by the Company in form satisfactory to it.

     6.3. The Company shall not be required to issue fractions of shares of Common Stock upon conversion of the Notes. If more than one Note is owned by the same holder, the number of shares of Common Stock which shall be issuable upon automatic conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes owned by the same holder. If any fractional interest in the Common Stock would otherwise be deliverable upon the conversion of the Notes, the Company shall make adjustment therefor by rounding up to the nearest whole Warrant.

     6.4 The issuance of stock certificates on conversion of the Notes shall be made without charge to the holder for such certificates or any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any stock certificate in any name other than that of the holder of record of the Notes being converted.

     6.5 The Company shall at all times reserve and keep available out of its authorized but unissued stock for the purpose of effecting conversions of the Notes such number of its duly authorized shares of Common Stock as shall be sufficient to effect such conversions and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such conversions at the conversion price then in effect the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     6.6 The Company covenants that all shares of Common Stock which may be issued upon conversion of the Notes will, upon issue, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

     6.7 The Conversion Rate shall be appropriately adjusted, but not below par value, by the Company's Board of Directors acting in good faith to give effect to stock dividends, stock splits, combinations, reclassifications and the like of the Company's Common Stock. Any such determination by the board shall be binding for all purposes on the holders of the Notes. All references in the Notes to pre-split shares or post-split shares refer to the Company's intended one-for-twenty reverse stock split (the "Reverse Stock Split") to become effective following receipt of stockholder approval of the Stockholder Matter on the Conversion Date.

     6.8 Whenever the Conversion Rate shall be adjusted as required by the provisions of Section 6.7, the Company shall forthwith notify the holders of the Notes showing the adjusted Conversion Rate determined as provided in Section 6.7, setting forth in reasonable detail the facts requiring the adjustment of such Conversion Rate.

     6.9 In case of any consolidation or merger of the Company with or into another corporation, other than a merger in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, stockholder approval of the Stockholder Matter shall be obtained prior to effecting such consolidation, merger, sale of assets or similar event.

     6.10 All shares of Common Stock issued pursuant to the Notes shall contain a restrictive legend reading substantially as follows:

          "No sale, offer to sell or transfer of the shares represented by this instrument shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is then in effect or an exemption from the registration requirement of such Act is then in fact applicable to such transfer."


                                   ARTICLE VII
                                Security Interest

     7.1 Except as provided in 7.2, this Note is an unsecured obligation of the Company.

     7.2 The Company has agreed to give all holders of the Notes a security interest in the Company's receivables, inventory, equipment, customer lists, goodwill and any other assets of the Company to the extent permitted by law subject to the priority liens of all prior lien holders, including, without limitation, those held by "Senior Indebtedness." In this respect, after the completion of the offering which is the subject of the Memorandum, holders of the Notes shall appoint a representative to act on their behalf to execute a Security Agreement and any other agreements required on behalf of the Note holders to perfect the security interest and to be authorized to release the security interest when all Notes have been retired through payment or conversion. The Company reserves the right to redeem the Notes of any Note holder who fails to cooperate in unanimously appointing one representative to act on behalf of all Note holders at face value plus accrued and unpaid interest.

                                  ARTICLE VIII
                                  Miscellaneous

     8.1 Time for payment extended by law shall be included in computation of interest.

     8.2 This Note shall be governed by and construed in accordance with laws of the State of New York.

     8.3 No recourse shall be had for the payment of the principal of, or interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     8.4 Holders of the Notes have agreed not to sell, assign, pledge or otherwise transfer the Notes and shares of common stock that may be issued upon conversion of the Notes for a period of two years from the date(s) of purchase of the Notes (the "Lock-Up Period") without the prior written consent of the Company. Notwithstanding anything contained herein to the contrary, the Notes may not be disposed of except in compliance with all applicable federal and state securities laws. In this respect, before selling or otherwise disposing of the Notes after the Lock-Up Period, the holder shall give five business days prior written notice to the Company of his intention to do so. The notice by the holder shall specify the Notes proposed to be sold or otherwise disposed of and describe in reasonable detail the amount of the proposed sale or other disposition and shall be accompanied by an opinion (in form and substance reasonably satisfactory to the Company's counsel) of the holder's securities counsel addressed to the Company as to whether the proposed sale or other disposition may be effected without the filing of a Registration Statement under the Securities Act of 1933, as amended (the "Act"), covering the Notes proposed to be sold or otherwise disposed of. If in the opinion of such counsel, and of counsel for the Company, no such registration action is necessary, the holder, may sell or otherwise of dispose of such Notes in the manner described by him in the notice given to the Company, except during the Lock-Up Period. (Copies of any documents which the holder or his counsel files with the Securities and Exchange Commission regarding the sale or other disposition will immediately be provided by him or his counsel to the Company.) If, in the opinion of counsel for the Company registration of such Notes under the Act is necessary, no such sale or other disposition may be effected by him other than as contemplated by a Registration Statement filed under the Act which has become effective under such Act.


                               EMERGENT GROUP INC.


                                By:____________________________

                                WILLIAM M. MCKAY,

                                Chief Financial Officer